CONFIDENTIAL TREATMENT REQUESTED PURSUANT TO RULE 24b-2


                            AMENDMENT NO. 2

                                  TO

                           MASTER AGREEMENT


      This Amendment No. 2 to the Master Agreement ("Amendment No. 2") is made and entered into as of this 1st day of October 1994 by and among Orbital Sciences Corporation ("Orbital"), Orbital
Communications Corporation ("ORBCOMM"), Teleglobe Inc.
("Teleglobe") and Teleglobe Mobile Partners ("Teleglobe Mobile").

                          W I T N E S S E T H

      WHEREAS, Orbital, ORBCOMM, Teleglobe and Teleglobe Mobile previously entered into a Master Agreement dated as of June 30, 1993 (the "Master Agreement") and Amendment No. 1 to the Master
Agreement dated as of April 1, 1994; and

      WHEREAS, Orbital, ORBCOMM, Teleglobe and Teleglobe Mobile desire to further amend and modify the Master Agreement.

      NOW, THEREFORE, the parties agree as follows:

      SECTION 1. Terms used but not otherwise defined herein shall have the meanings assigned thereto in the Master Agreement.


      SECTION 2. Appendix D to the Master Agreement, which Appendix sets forth the Amended and Restated Agreement of Limited
Partnership of ORBCOMM Development Partners, L.P. (the "Amended and Restated ORBCOMM Development Partnership Agreement"), is hereby amended and modified as follows:

      A. A new Section 3.2(e) is added to the Amended and Restated ORBCOMM Partnership Agreement following Section 3.2(d) that reads as follows:

           "(e) In addition to the capital contributions made or required to be made pursuant to the Original Agreement or specified in this Section 3.2, Teleglobe Mobile hereby agrees to contribute in cash or in immediately available funds up to $250,000 for all international business development activities expenses (actual salary, fringe benefit, travel and related overhead and general and administrative expenses) associated with the ORBCOMM System incurred from September 1, 1994 through the exercise of the Teleglobe Mobile Option (as such term is defined in the Master Agreement)."

      B. Section 6.9 is hereby deleted in its entirety and replaced with the following:

           "6.9.      The System Charge.  The System Charge for any
      calendar quarter shall be equal to the sum of (a) Output Capacity Charge (as such term is defined in Section 4.1(a) of the System Charge and Marketing (U.S.) Agreement) for such calendar month minus [CONFIDENTIAL TREATMENT REQUESTED PURSUANT TO RULE 24b-2]% of Total Aggregate Revenues and (b) the International Output Capacity Charge (as such term is defined in Section 6.1(a) of the International System Charge and Marketing (Non-U.S.) Agreement) for such calendar month minus [CONFIDENTIAL TREATMENT REQUESTED PURSUANT TO RULE 24b-2]% of Total Aggregate Revenues. For purposes of this Section 6.9, "Total Aggregate Revenues" shall mean the total aggregate revenues invoiced by both ORBCOMM U.S. and ORBCOMM International to their respective Subscribers, Resellers and Licensees in connection with the operation, marketing and use of the ORBCOMM System in such calendar quarter; provided that revenues invoiced by either ORBCOMM U.S. or ORBCOMM International in connection with the sale of network control centers, gateway earth stations and subscriber communicators shall be excluded from the calculation of total aggregate revenues; and provided further that, within five (5) days of the receipt by the Partnership from ORBCOMM U.S. and ORBCOMM International of the amount of total aggregate revenues invoiced by them during a calendar quarter, the Partnership shall notify each of ORBCOMM and Teleglobe Mobile of the amount of the Total Aggregate Revenues for such quarter. The amount determined pursuant to clause (a) above shall be ORBCOMM's allocated portion of the System Charge and the amount determined pursuant to clause (b) above shall be Teleglobe Mobile's allocated portion of the System Charge.


      SECTION 3. Article V of the Master Agreement is hereby amended and modified as follows:

      A. Section 5.2 of the Master Agreement is amended and modified to insert the following new sections immediately following
Section 5.2(c):

      "(d) The ORBCOMM System Construction Agreement shall be amended as provided in Amendment No. 1 to the ORBCOMM System Construction Agreement in the form attached hereto as Appendix G, provided that such Amendment No. 1 shall be dated the date of the exercise of the Teleglobe Mobile Option by Teleglobe Mobile;

      (e) The System Charge and Marketing (U.S.) Agreement shall be amended as provided in Amendment No. 2 to the System Charge and Marketing (U.S.) Agreement in the form attached hereto as Appendix H, provided that such Amendment No. 2 shall be dated the date of the exercise of the Teleglobe Mobile Option by Teleglobe Mobile; and

      (f) The International System Charge and Marketing (Non-U.S.) Agreement shall be amended as provided in Amendment No. 2 to the International System Charge and Marketing (Non-U.S.) Agreement in the form attached hereto as Appendix I, provided that such Amendment No. 2 shall be dated the date of the exercise of the Teleglobe Mobile Option by Teleglobe Mobile.

      B. The following new Section 5.3 shall be inserted in the Master Agreement immediately following Section 5.2 thereof:

      "5.3 Failure to Exercise Teleglobe Mobile Option. In the event Teleglobe Mobile does not exercise the Teleglobe Mobile Option, the ORBCOMM Development Partnership Agreement shall be amended as provided in the Amendment to the Agreement of Limited Partnership of ORBCOMM Development Partners, L.P. in the form attached hereto as Appendix J, provided that such Amendment shall be numbered and dated accordingly."


      SECTION 4. The Master Agreement is hereby amended and modified to add Appendixes G, H, I and J thereto in the forms attached to this Amendment No. 2.


      IN WITNESS WHEREOF, the parties have caused this Amendment No. 2 to be executed as of the day and year first written above.


ORBITAL SCIENCES CORPORATION                TELEGLOBE INC.


By:/s/ Bruce W. Ferguson                    By: /s/  Guthrie J. Stewart
   Bruce W. Ferguson                             Guthrie J. Stewart
   Executive Vice President                      Executive Vice President,
   and General Manager/Communications            Corporate Development and
   and Information Systems Group                   and Corporate Secretary



ORBITAL COMMUNICATIONS CORPORATION          TELEGLOBE MOBILE PARTNERS
                                            By:  Teleglobe Mobile Investment
                                                Inc., its Managing Partner


By:/s/ Alan L. Parker                            By:/s/ Guthrie J. Stewart
   Alan L. Parker                                 Guthrie J. Stewart
   President                                      Chairman of the Board and
                                                  Chief Executive Officer

                              APPENDIX G

                          AMENDMENT NO. 1 TO
                 ORBCOMM SYSTEM CONSTRUCTION AGREEMENT



      This Amendment No. 1 to the ORBCOMM System Construction Agreement ("Amendment No. 1") is made and entered into as of this ______ day of ________ 199_ by and between Orbital Communications Corporation ("ORBCOMM") and ORBCOMM Development Partners, L.P. ("ORBCOMM Development").

                          W I T N E S S E T H

      WHEREAS, ORBCOMM and ORBCOMM Development previously entered into the ORBCOMM System Construction Agreement dated as of June 30, 1993 (the "System Construction Agreement"); and

      WHEREAS, ORBCOMM and ORBCOMM Development desire to amend and modify the System Construction Agreement.

      NOW, THEREFORE, the parties agree as follows:

      SECTION 1. Terms used but not otherwise defined herein shall have the meanings assigned thereto in the System Construction
Agreement.


      SECTION 2. Article 2 of the System Construction Agreement is hereby amended and modified as follows:

      A. Section 2.2(a) of the System Construction Agreement is hereby deleted in its entirety and replaced with the following:

           "(a) Within ten (10) days of receipt by ORBCOMM of the Output Capacity Charge (as such term is defined in the System Charge and Marketing (U.S.) Agreement) for any calendar quarter, ORBCOMM shall remit to ORBCOMM Development ORCOMM's allocated portion of the system charge (the "System Charge") calculated in accordance with Section 6.9 of the Amended and Restated Agreement of Limited Partnership of ORBCOMM Development Partners, L.P. (the "Amended ORBCOMM Development Partnership Agreement"), provided that if the Output Capacity Charge for such calendar quarter is less than [CONFIDENTIAL TREATMENT REQUESTED PURSUANT TO RULE 24b-2]% of Total Aggregate Revenues (as such term is defined in the Amended ORBCOMM Development Partnership Agreement), then ORBCOMM shall not be required to pay, and it shall not owe ORBCOMM Development, any portion of the System Charge for such calendar quarter."

      B. Sections 2.2(b), (c) and (d) of the System Construction Agreement are deleted in their entirety.

      C.   Sections 2.2(e) and (f) of the System Construction
Agreement are hereby renumbered as Sections 2.2(b) and (c), respectively.


      IN WITNESS WHEREOF, the parties have caused this Amendment No. 1 to be executed as of the day and year first above written.


                                 ORBITAL COMMUNICATIONS CORPORATION


                                 By:________________________________
                                    Alan L. Parker
                                    President


                                 ORBCOMM DEVELOPMENT PARTNERS, L.P.

                                 By:  Orbital Communications
                                      Corporation, General Partner


                                      By:_________________________
                                         Alan L. Parker
                                         President



                                 By:  Teleglobe Mobile Partners,
                                      General Partner

                                 By:  Teleglobe Mobile Investment
                                       Inc., its Managing Partner


                                      By:__________________________
                                         Guthrie J. Stewart
                                         Chairman of the Board and
                                         Chief Executive Officer

                              APPENDIX H

                          AMENDMENT NO. 2 TO
             SYSTEM CHARGE AND MARKETING (U.S.) AGREEMENT


      This Amendment No. 2 to the System Charge and Marketing (U.S.) Agreement ("Amendment No. 2") is made and entered into as of this ______ day of ________ 199_ by and between Orbital Communications Corporation ("ORBCOMM") and ORBCOMM U.S. Partners, L.P. ("ORBCOMM U.S.").

                          W I T N E S S E T H

      WHEREAS, ORBCOMM and ORBCOMM U.S. previously entered into the System Charge and Marketing (U.S.) Agreement dated as of June 30, 1993 and Amendment No. 1 thereto dated as of June 30, 1994 (as such agreement has been and may be modified, the "Agreement"); and

      WHEREAS, ORBCOMM and ORBCOMM U.S. desire to further amend and modify the Agreement.

      NOW, THEREFORE, the parties agree as follows:

      SECTION 1. Terms used but not otherwise defined herein shall have the meanings assigned thereto in the Agreement.


      SECTION 2. Section 4 of the Agreement is hereby amended and modified as follows:

      A. Section 4.1(a) of the Agreement is hereby deleted in its entirety and replaced with the following:

           "(a) Within thirty (30) days of the end of each calendar quarter, the Operator shall (i) notify ORBCOMM Development of the Total Aggregate Revenues invoiced by the Operator during such calendar quarter and (ii) remit to ORBCOMM [CONFIDENTIAL TREATMENT REQUESTED PURSUANT TO RULE 24b-2] percent ([CONFIDENTIAL TREATMENT REQUESTED PURSUANT TO RULE 24b-2]%) of the Total Aggregate Revenues invoiced by the Operator in such calendar quarter (the "Output Capacity Charge"). For purposes of this Agreement, "Total Aggregate Revenues" shall mean the total aggregate revenues invoiced by the Operator to its Subscribers, Resellers and Licensees in connection with the operation, marketing and use of the ORBCOMM System in such calendar quarter; provided that revenues invoiced by the Operator in connection with the sale of network control centers, gateway earth stations and subscriber communicators shall be excluded from the calculation of total aggregate revenues. The Operator shall have the sole discretion to set the fees to be paid by its Subscribers, Resellers and Licensees for use of the ORBCOMM System."

      B. Sections 4.1(b) and (c) of the Agreement are deleted in their entirety.

      C. Section 4.2 of the Agreement is deleted in its entirety and replaced with the following:

      "4.2 Payment Terms. The Operator shall remit all Output Capacity Charges in lawful money of the United States pursuant to written instructions to the Operator furnished by ORBCOMM. Payment of the Output Capacity Charge shall be deemed to have been made on the date received in full in collectable funds. If any date on which a payment of the Output Capacity Charge becomes due and payable is not a business day in the State of New York, the Output Capacity Charge payment otherwise due and payable on such date shall be due and payable on the next succeeding business day."


      IN WITNESS WHEREOF, the parties have caused this Amendment No. 2 to be executed as of the day and year first above written.

                                 ORBITAL COMMUNICATIONS CORPORATION


                                 By:________________________________
                                    Alan L. Parker
                                    President


                                 ORBCOMM U.S. PARTNERS, L.P.

                                 By:  Orbital Communications
                                      Corporation, General Partner


                                      By:___________________________
                                         Alan L. Parker
                                         President


                                 By:  Teleglobe Mobile Partners,
                                      General Partner

                                 By:  Teleglobe Mobile Investment
                                      Inc., its Managing Partner


                                      By:___________________________
                                         Guthrie J. Stewart
                                         Chairman of the Board and
                                         Chief Executive Officer

                              APPENDIX I

                          AMENDMENT NO. 2 TO
                    INTERNATIONAL SYSTEM CHARGE AND
                    MARKETING (NON-U.S.) AGREEMENT



      This Amendment No. 2 to the International System Charge and Marketing (Non-U.S.) Agreement ("Amendment No. 2") is made and entered into as of this ______ day of ________ 199_ by and among Orbital Development Partners, L.P. ("ORBCOMM Development"), Teleglobe Mobile Partners ("Teleglobe Mobile") and ORBCOMM International Partners, L.P. ("ORBCOMM International").

                          W I T N E S S E T H

      WHEREAS, ORBCOMM Development, Teleglobe Mobile and ORBCOMM International previously entered into the International System Charge and Marketing (Non-U.S.) Agreement dated as of June 30, 1993 and Amendment No. 1 thereto dated as of June 30, 1994 (as such agreement has been and may be modified, the "Agreement"); and

      WHEREAS, ORBCOMM Development, Teleglobe Mobile and ORBCOMM
International desire to further amend and modify the Agreement.

      NOW, THEREFORE, the parties agree as follows:

      SECTION 1. Terms used but not otherwise defined herein shall have the meanings assigned thereto in the Agreement.


      SECTION 2. Section 4.1 of the Agreement is hereby deleted in its entirety and replaced with the following:

           "4.1 Calculation of System Charge. In consideration of the grant to Teleglobe Mobile of the exclusive right to market, sell, lease and franchise all ORBCOMM System output capacity in the Non-U.S. Area, within ten (10) days of receipt by Teleglobe Mobile of the International Output Capacity Charge (as defined in Section 6.1(a)), Teleglobe Mobile shall remit to ORBCOMM Development Teleglobe Mobile's allocated portion of the System Charge calculated in accordance with
      Section 6.9 of the Amended and Restated Agreement of Limited Partnership of ORBCOMM Development Partners, L.P. (the "Amended ORBCOMM Development Partnership Agreement), provided that if the International Output Capacity Charge for such calendar quarter is less than [CONFIDENTIAL TREATMENT REQUESTED PURSUANT TO RULE 24b-2]% of Total Aggregate Revenues (as such term is defined in the Amended ORBCOMM Development Partnership Agreement), then Teleglobe Mobile shall not be required to pay, and it shall not owe ORBCOMM Development, any portion of the System Charge for such calendar quarter."


      SECTION 3. Sections 4.2, 4.3 and 4.4 of the Agreement are hereby deleted in their entirety.

      SECTION 4. Section 4.5 of the Agreement is deleted in its entirety and replaced with the following:

           "4.5. Payment Terms. Teleglobe Mobile shall remit all System Charges in lawful money of the United States pursuant to written instructions to it furnished by ORBCOMM Development. Payment of the System Charge shall be deemed to have been made on the date received in full in collectable funds. If any date on which a payment of the System Charge becomes due and payable is not a business day in the State of New York, the System Charge payment otherwise due and payable on such date shall be due and payable on the next succeeding business day."


      SECTION 5. Section 6 of the Agreement is amended and modified as follows:

      A. Section 6.1(a) of the Agreement is deleted in its entirety and replaced with the following:

           "(a) Within thirty (30) days of the end of each calendar quarter, the Operator shall (i) notify ORBCOMM Development of the Total Aggregate Revenues invoiced by the Operator during such calendar quarter and (ii) remit to Teleglobe Mobile [CONFIDENTIAL TREATMENT REQUESTED PURSUANT TO RULE 24b-2] percent ([CONFIDENTIAL TREATMENT REQUESTED PURSUANT TO RULE 24b-2]%) of the Total Aggregate Revenues invoiced by the Operator in such calendar quarter (the "International Output Capacity Charge") For purposes of this Agreement, "Total Aggregate Revenues" shall mean the total aggregate revenues invoiced by the Operator to its Subscribers, Resellers and Licensees in connection with the operation, marketing and use of the ORBCOMM System in such calendar quarter; provided that revenues invoiced by the Operator in connection with the sale of network control centers, gateway earth stations and subscriber communicators shall be excluded from the calculation of total aggregate revenues. The Operator shall have the sole discretion to set the fees to be paid by its Subscribers, Resellers and Licensees for use of the ORBCOMM System."

      B. Sections 6.1(b) and (c) of the Agreement are deleted in their entirety.

      C. Section 6.2 of the Agreement is deleted in its entirety and replaced with the following:

           "Section 6.2 Payment Terms. The Operator shall remit all International Output Capacity Charges in lawful money of the United States pursuant to written instructions to the Operator furnished by Teleglobe Mobile. Payment of the International Output Capacity Charge shall be deemed to have been made on the date received in full in collectable funds. If any date on which a payment of the International Output Capacity Charge becomes due and payable is not a business day in the State of New York, the International Output Capacity Charge payment otherwise due and payable on such date shall be due and payable on the next succeeding business day."


      IN WITNESS WHEREOF, the parties have caused this Amendment No. 2 to be executed as of the day and year first above written.


                                 ORBCOMM DEVELOPMENT PARTNERS, L.P.

                                 By:  Orbital Communications
                                      Corporation, General Partner


                                      By:___________________________
                                         Alan L. Parker
                                         President


                                 By:  Teleglobe Mobile Partners,
                                      General Partner

                                 By:  Teleglobe Mobile Investment
                                      Inc., its Managing Partner


                                      By:___________________________
                                         Guthrie J. Stewart
                                         Chairman of the Board and
                                         Chief Executive Officer

                                 TELEGLOBE MOBILE PARTNERS

                                 By:  Teleglobe Mobile Investment
                                      Inc., its Managing Partner


                                      By:___________________________
                                         Guthrie J. Stewart
                                         Chairman of the Board and
                                         Chief Executive Officer



                                 ORBCOMM INTERNATIONAL PARTNERS, L.P.

                                 By:  Orbital Communications
                                      Corporation, General Partner


                                      By:___________________________
                                         Alan L. Parker
                                         President



                                 By:  Teleglobe Mobile Partners,
                                      General Partner

                                 By:  Teleglobe Mobile Investment
                                      Inc., its Managing Partner


                                      By:__________________________
                                         Guthrie J. Stewart
                                         Chairman of the Board and
                                         Chief Executive Officer

                              APPENDIX J

                          AMENDMENT NO. __ TO
                  AGREEMENT OF LIMITED PARTNERSHIP OF
                  ORBCOMM DEVELOPMENT PARTNERS, L.P.



      This Amendment No. __ to the Agreement of Limited Partnership of ORBCOMM Development Partners, L.P. (the "Amendment") is made and entered into as of this ______ day of ________ 199_ by and among Teleglobe Mobile Partners ("Teleglobe Mobile") and Orbital
Communications Corporation ("ORBCOMM").

                          W I T N E S S E T H

      WHEREAS, ORBCOMM and Teleglobe Mobile previously entered into the Agreement of Limited Partnership of ORBCOMM Development
Partners, L.P. and Amendment No. 1 thereto dated as of April 1,
1994 (the "ORBCOMM Development Partnership Agreement"); and

      WHEREAS, ORBCOMM and Teleglobe Mobile desire to further amend and modify the ORBCOMM Development Partnership Agreement.

      NOW, THEREFORE, the parties agree as follows:

      SECTION 1. Terms used but not otherwise defined herein shall have the meanings assigned thereto in the ORBCOMM Development
Partnership Agreement.


      SECTION 2. The following new Section 3.2(d) shall be inserted in the ORBCOMM Development Partnership Agreement immediately following Section 3.2(c) thereof:

           "(e) In addition to the capital contributions made or required to be made pursuant to this Agreement, ORBCOMM hereby agrees to contribute in cash or in immediately available funds up to $250,000 for all international business development activities expenses (actual salary, fringe benefit, travel and related overhead and general and administrative expenses) associated with the ORBCOMM System incurred from September 1, 1994 through the earlier of the expiration of the Teleglobe Mobile Option Period (as such term is defined in the Master Agreement) and written notice from Teleglobe Mobile that it will not exercise the Teleglobe Mobile Option (as such term is defined in the Master Agreement)."

      IN WITNESS WHEREOF, the parties have caused this Amendment No. __ to be executed as of the day and year first above written.


                                 ORBITAL COMMUNICATIONS CORPORATION


                                 By: ____________________________
                                    Alan L. Parker
                                    President



                                 TELEGLOBE MOBILE PARTNERS

                                 By:  Teleglobe Mobile Investment
                                      Inc., its Managing Partner


                                 By:______________________________
                                    Guthrie J. Stewart
                                    Chairman of the Board and
                                    Chief Executive Officer